CUSIP________

                                   State of Colorado

                                   ICG HOLDINGS, INC.
                   Cumulative Exchangeable Redeemable Preferred Stock

                 THIS CERTIFIES THAT               [specimen]
                                     -------------------------------------
            is the registered holder of          xxxxxxxxxxxxxxxxxxxx
                                        ----------------------------------
            Exchangeable Preferred (no par value)          Shares
            ----------------------------------------------
            transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

                 IN WITNESS WHEREOF, the said Corporation has caused this
            Certificate to be signed by its duly authorized officers and
            its Corporate Seal to be hereunto affixed this      11th
                                                           --------------
            day of        March         A.D.   1997
                   --------------------       ------



            ------------------------------     ----------------------------
            Executive Vice President                     Secretary


            Countersigned and Registered: American Stock Transfer and Trust
                                               Company Transfer Agent


            By:
               --------------------------------
                 Authorized Officer

                 FOR VALUE RECEIVED, _____ HEREBY SELL, ASSIGN AND TRANSFER
            UNTO ____________________________ SHARES REPRESENTED BY THE
            WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND
            APPOINT.
            ___________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
                 DATED                              19
                       ------------------------       ---
                      IN PRESENCE OF


            ------------------------------     -------------------------

                 NOTICE, THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND
            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.